SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2002

                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


            Pennsylvania                 1-11459                 23-2758192
    ----------------------------       -----------           -------------------
    (State or other jurisdiction       (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)


                       PPL Electric Utilities Corporation
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Pennsylvania                  1-905                  23-0959590
    ----------------------------       -----------           -------------------
    (State or other jurisdiction       (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)

                             PPL Energy Supply, LLC
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                  333-74794                 23-3074920
    ----------------------------       -----------           -------------------
    (State or other jurisdiction       (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)

           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151


          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS


PRODUCTIVITY ENHANCEMENT PROGRAM

On June 19, 2002, PPL Corporation ("PPL Corp.") issued a press release announcing a productivity enhancement program. A copy of the press release is attached as Exhibit 99.1.

As discussed in the press release, as a result of costs associated with employee separations, PPL Corp. expects to record primarily a non-cash charge against second-quarter earnings of approximately $75 million, on a consolidated basis. In connection with such employee separations, PPL Electric Utilities Corporation ("PPL Electric Utilities") and PPL Energy Supply, LLC ("PPL Energy Supply") expect to record primarily non-cash charges against second-quarter earnings of approximately $34 million and $40 million, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1 Press Release, dated June 19, 2002, regarding PPL Corp.'s productivity enhancement program.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             PPL CORPORATION


                             By: /s/ Joseph J. McCabe
                                ----------------------------------------
                                Joseph J. McCabe
                                Vice President and Controller


                             PPL ELECTRIC UTILITIES CORPORATION


                             By: /s/ Joseph J. McCabe
                                ----------------------------------------
                                Joseph J. McCabe
                                Vice President and Controller


                             PPL ENERGY SUPPLY, LLC


                             By: /s/ Joseph J. McCabe
                                ----------------------------------------
                                Joseph J. McCabe
                                Controller


Dated:  June 21, 2002